                      THE CIT GROUP/ BUSINESS CREDIT, INC.
                       300 South Grand Avenue, Third Floor
                          Los Angeles, California 90071

                                   Dated as of
                                January 17, 2003

                           Re: Amendment Number Seven
                    to Financing Agreement and Loan Documents

TWIN LABORATORIES INC.
150 Motor Parkway
Hauppauge, New York 11788

Gentlemen:

      Reference is made to the Financing Agreement between The CIT Group/Business Credit, Inc. as lender and agent thereunder ("Agent"), the other lenders party thereto ("Lenders"), and Twin Laboratories Inc. ("Twinlab") and certain of its subsidiaries, as borrowers thereunder (collectively, the "Companies"), dated as of March 29, 2001 (as amended and modified, from time to time, the "Financing Agreement"). Initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

      As of the date of this Amendment, Twinlab is repaying $5,000,000 of outstanding Revolving Loans with the proceeds from the sale by Bronson of the Acquired Assets (as such term is defined in that certain Consent Letter, dated January 17, 2003, from the Agent to Bronson and Bronson Nutritionals, LLC (the "Consent")), and the aggregate commitment of the Lenders under the Financing Agreement is being reduced by such amount.

      In light of the forgoing, Agent, Lenders and the Companies wish to amend certain provisions of the Loan Documents.

      Therefore, pursuant to mutual agreement, it is hereby agreed as follows:

            I. AMENDMENT TO CLAUSE (D) OF THE DEFINITION OF AVAILABILITY RESERVE. Clause (d) of the definition of "Availability Reserve" set forth in
Section 1 of the Financing Agreement is hereby amended to read as follows:


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

             "(d) $5,000,000, throughout the term hereof unless otherwise agreed by Agent, in its discretion;"

      II. AMENDMENT TO DEFINITION OF EBITDA. The definition of "EBITDA" set forth in Section 1 of the Financing Agreement is hereby amended to read as follows:

            "EBITDA shall mean, in any period, all consolidated earnings of the Companies and their consolidated Subsidiaries before all (i) interest and tax obligations, (ii) depreciation, and (iii) amortization for said period, all determined in accordance with GAAP on a consistent basis with the latest audited financial statements of the Companies, but excluding
      (a) the effect of extraordinary and/or non-reoccurring gains or losses for such period, (b) for the period commencing September 1, 2002 through December 31, 2002, reclamation charges to the extent actually recorded in an amount not to exceed $8,800,000, and (c) for the period commencing January 1, 2002 through November 30, 2002, Restructuring Charges, to the extent actually recorded, in an amount not to exceed $19,500,000, and for the period commencing December 1, 2002 through March 31, 2004, Restructuring Charges, to the extent actually recorded, in an amount not to exceed $4,000,000."

      III. AMENDMENT TO DEFINITION OF LINE OF CREDIT. The definition of "Line of Credit" set forth in Section 1 of the Financing Agreement is hereby amended to read as follows:

            "LINE OF CREDIT shall mean the aggregate commitment of the Lenders to (a) make Revolving Loans pursuant to Section 3 of this Financing Agreement, (b) assist any of the Companies in opening Letters of Credit pursuant to Section 14 of this Financing Agreement, and (c) make the Term Loan pursuant to Section 4 of this Financing Agreement, in the aggregate amount equal to $45,000,000, provided that nothing herein shall be deemed to increase any Lender's commitment hereunder, which commitment shall be set forth opposite such Lender's name on the signature pages hereof, or in the Assignment and Transfer Agreement executed by such Lender by which it becomes a Lender hereunder, as such pro rata share may be adjusted pursuant to Assignment and Transfer Agreements executed pursuant to
      Section 12.9 hereof."

      IV. AMENDMENT TO ADD DEFINITION OF RESTRUCTURING CHARGES. A new definition of "Restructuring Charges" is hereby added to Section 1 of the Financing Agreement and shall read as follows:

            "RESTRUCTURING CHARGES shall mean, on a consolidated basis for the Companies and their consolidated Subsidiaries, all (i) asset impairment charges; (ii) severance and related benefits payable to any of the Blechmans; (iii) professional fees; (iv) rents; (v) clean up costs, repairs, maintenance and supplies; (vi) freight costs incurred to move inventory and equipment; (vii) contract labor/training costs; (viii) travel expenses; (ix) severance, relocation costs,


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      bonuses, and overtime premiums; (x) out-placement fees; (xi) expenses relating to plant shutdown (i.e., arising in connection with equipment leases, IT communication lines, property taxes, insurance, utilities, security deposits and lease)."

      V. AMENDMENT OF SECTION 6.11(A). Section 6.11(a) of the Financing Agreement is hereby amended to read as follows:

                  "(a) maintain at the end of each month, on a rolling, trailing 12-month basis, EBITDA of not less than the amounts set forth below for the applicable period:

            PERIOD                                                                    AMOUNT
            ------                                                                    ------
Calculated as of month-end, January, 2003                                           $1,875,000
Calculated as of month-end, February, 2003                                          $2,050,000
Calculated as of month-end, March, 2003                                             $3,175,000
Calculated as of month-end, April, 2003                                             $3,517,000
Calculated as of month-end, May, 2003                                               $2,958,000
Calculated as of month-end, June, 2003                                              $3,500,000
Calculated as of month-end, July, 2003                                              $3,308,000
Calculated as of month-end, August, 2003                                            $3,617,000
Calculated as of month-end, September, 2003                                         $5,975,000
Calculated as of month-end, October, 2003                                           $6,667,000
Calculated as of month-end, November, 2003                                          $7,558,000
Calculated as of month-end, December, 2003                                          $8,150,000
Calculated as of each month end thereafter                                         $15,000,000

      VI. CONSENT TO SALE OF CERTAIN EQUIPMENT. Lenders consent to the Companies' proposed sale of certain obsolete equipment, as more particularly set forth on Exhibit "A" attached hereto (the "Obsolete Equipment"), located at the Companies' facilities in Ronkonkoma, New York and Bohemia, New York. Lenders further agree that upon the effective date of this Amendment, all liens, claims and encumbrances of Agent and the Lenders upon the Obsolete Equipment shall be released and of no further force and effect, and Agent shall, at the Companies' cost and expense, execute and deliver any and all such lien releases, UCC-1 financing statement termination statements and other instruments and agreements as reasonably requested by the Companies to effect such release of liens, claims and encumbrances.


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      VII. CONSENT TO DISSOLUTION OF CERTAIN SUBSIDIARIES. Lenders consent to the dissolution of the following direct and indirect subsidiaries of Twinlab:
Twinlab Mail Order, Inc. (formerly P.R. Nutrition, Inc.); Twinlab Direct, Inc. (formerly Changes International, Inc.); Twinlab Catalog Corp. (formerly Bronson Laboratories, Inc.); Twinlab FSC Inc.; Tempe Manufacturing Corp. (formerly Health Factors International, Inc.); and Changes International (UK) Ltd.

      VIII. RATIFICATION OF CONSENT. Each of the Lenders do hereby ratify and approve any and all acts of Agent done or made heretofore in connection with the sale by Bronson of the Acquired Assets, including, without limitation, Agent's delivery to Bronson of the Consent.

      IX. CONFIRMATION OF GUARANTIES. By execution below, the Companies and the other parties constituting Guarantors (other than Mailorder, Direct and Bronson) hereby each confirm that each of their respective guaranties executed and delivered in connection with the Financing Agreement remains in full force and effect notwithstanding the execution, delivery and performance by the Companies of this Amendment and the Financing Agreement as amended hereby.

      X. AMENDMENT OF LOAN DOCUMENTS TO REMOVE BRONSON. The Financing Agreement and the other Loan Documents are hereby amended such that Bronson is no longer a party thereto, each and every reference to Bronson therein is deleted, each reference to the Companies does not include Bronson, and Bronson is released from all obligations under the Financing Agreement and the other Loan Documents.

      XI. GENERAL TERMS.

            1. To the extent any of the terms and provisions of the Financing Agreement and/or the Loan Documents conflict or are inconsistent with the terms hereof, the terms of this Amendment shall govern.

            2. The effectiveness of this Amendment is conditioned upon receipt by Agent of:

                  (a) an executed counterpart of this Amendment executed by each Company and Guarantor;

                  (b) evidence of notification, in writing, by Agent or Twinlab to the Blechmans of the terms and execution of this Amendment; and

                  (c) payment to Agent for application against the obligation, of all proceeds resulting from the sale of the Obsolete Equipment.

            3. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement, and shall become effective when copies hereof which, when taken together, bear the original signatures of each of the parties hereto are delivered to Agent.


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            4. Except as set forth herein no other change in the terms or provisions of the Financing Agreement or any other Loan Document is intended or implied. If the foregoing is inaccordance with your understanding, please so indicate by signing and returning the enclosed copy of this Amendment.

                                    Very truly yours,

                                    THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By:
                                       ---------------------------------
                                    Title:
                                          ------------------------------


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AGREED AND ACCEPTED BY:


CONGRESS FINANCIAL CORPORATION,
a Lender

By:
   ---------------------------------
Title:
      ------------------------------


GMACC COMMERCIAL CREDIT, LLC,
a Lender

By:
   ---------------------------------
Title:
      ------------------------------


TWIN LABORATORIES INC.,
a Utah corporation,
a Company

By:
   ---------------------------------
Title:
      ------------------------------


TWINLAB CORPORATION,
a Delaware corporation,
a Company

By:
   ---------------------------------
Title:
      ------------------------------


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